EXHIBIT 10.2
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                     AMENDMENT TO COMMERCIAL SALES AGREEMENT
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Date: July 18, 2000

         WHEREAS, the undersigned parties have entered into a certain Commercial Sales Agreement with a binding agreement dated June 9, 2000, for the purchase and sale of real property located in Fulton County, Georgia.

         WHEREAS, the undersigned parties desire to amend the aforementioned Agreement, it being to the mutual benefit of all parties to do so;

         NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other valuable considerations paid by each to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the aforementioned Agreement as follows:

         Paragraph 8 of the Agreement is amended to change the closing of the purchase and sale contemplated under the Agreement to August 9, 2000. Said closing date may be extended up to and including August 15, 2000, upon the written request of either Purchaser or Seller.

         IT IS AGREED by the parties hereto that all of the other terms and conditions of the aforementioned Agreement shall remain in full force and effect other than as modified herein. Upon execution by all parties, this Amendment shall be attached to and form a part of said Agreement.

                                              KENVIEW CORPORATION

                                              By:   /s/ James Scott Jr.
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                                                        James Scott Jr.

                                              Title: Executive Vice-President
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                                              CONTINENTAL INVESTMENT CORPORATION


                                              By:   /s/ J. B. Morris
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                                                        J. B. Morris

                                              Title: President
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